STEPHENS FUNDS®

STEPHENS SMALL CAP GROWTH FUND
STEPHENS MID CAP GROWTH FUND

Class C Shares

Supplement dated September 18, 2009 to
Prospectus dated March 30, 2009

The Board of Trustees of Professionally Managed Portfolios has approved closing Class C shares of the Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund (collectively, the “Funds”).

Effective September 30, 2009, Class C shares will no longer be available for purchase.

On or around November 20, 2009, each Fund will convert its Class C shares into Class A shares of the corresponding Fund.  Prior to the conversion, shareholders of Class C shares may redeem their investments as described in the Funds’ Prospectus.  For shareholders planning on redeeming Class C shares prior to their conversion to Class A shares, please note that the Advisor will waive the 1.00% CDSC for any shares redeemed within one year of purchase.

If shares are not redeemed prior to the conversion, each shareholder owning Class C shares of the Funds will own Class A shares of the same Fund equal to the aggregate value of their Class C shares.

Please see the Prospectus for more information about the fees and expenses associated with Class A shares.  NOTE:  Any Class C shareholder whose shares are converted into Class A shares will be exempt from paying the Class A front-end sales load on all future purchases.

Please retain this Supplement with the Prospectus.
The date of this Supplement is September 18, 2009.